AMENDMENT NUMBER ONE
                                          TO
                              AVONDALE INDUSTRIES, INC.
                                 401(K) SAVINGS PLAN

               WHEREAS, Avondale Industries, Inc. ("Employer") is the sponsor of the Avondale Industries, Inc. 401(k) Savings Plan (the "Plan") which was adopted effective January 1, 1996;

               WHEREAS, the Plan can be amended by the Employer;

               WHEREAS, it is desirable to amend the Plan to remove the recordkeeping requirement for leased employees who are excluded from participation, to clarify the definition of Year of Service, to conform procedures to the Plan's operation and to conform the date of eligibility for purposes of receiving an allocation of an Employer Discretionary Contribution to the eligibility date in the Avondale ESOP;

               NOW, THEREFORE, the Plan is hereby amended, effective January 1, 1996, to read as follows:

                                          I.

               Section 1.13 of Article I, Employee, of the Plan is amended and restated to read as follows:

                         Employee shall mean a person employed by
                    an Employer, excluding any employee who is included in a unit of employees covered by a collective bargaining agreement which does not provide for his participation in the Plan. However, any Employee who is providing services to the Employer under a contract with an unrelated employer shall not be considered an Eligible Employee under this Plan.

                                         II.

               The parenthetical phrase of the  first  sentence  of Section
          1.42 of Article I, Year of Service, is amended and restated to read as follows:

                    (or, for vesting purposes, such Participant's date of rehire in the case of a Participant who has incurred five or more consecutive One Year Breaks in Service; or, for participation purposes, such Employee's date of rehire in the case of an Employee who has not completed a Year of Service and who has incurred a One Year Break in Service).

                                         II.

               The last sentence of the first paragraph  of  Section 3.1 of
          Article III, Employee-Deferrals, is amended and restated to read as follows:

                    An Employee's election under this Section 3.1 can be made when the Employee becomes an Eligible Employee effective as of the next payroll period provided the Participant has given the Committee advance notice of such change in such form and within such time period preceding the effective date of the change as the Committee may prescribe.

                                         III.

               Section 3.2 of Article III, Delivery of Employee-Deferral Contributions, is amended and restated to read as follows:

                         The  Employee-Deferral   made   by   the
                    Employer on behalf of any Participant shall be transmitted to the Trustee by the Employer as soon as practicable; provided, however, that no Employee-Deferral for any portion of a Plan Year shall be delivered to the Trustee later than 90 days after the close of the month in which the amount was deducted from Participant's Plan Compensation.

                                         IV.

               Section 5.2 of Article V, Allocation of Employer Discretion Contributions, is amended to add the following:

                    Notwithstanding any other provision, each Employee shall become an Eligible Employee, for purposes of receiving an allocation of an Employer Discretionary Contribution, as of the day the Employee has both (a) attained age 21 and (b) completed one Year of Service.

               EXECUTED   in   multiple   originals   in   Avondale,
                                                           --------
          Louisiana, effective as  of  the  19th  day  of April,
                                            ----          -----
          1996.

          WITNESSES:                         AVONDALE INDUSTRIES, INC

          /s/ JACKIE H. WALKER               BY: /s/ THOMAS M. KITCHEN
          --------------------                   ---------------------
                                                 Thomas M. Kitchen
          /s/ B. L. HICKS
          ---------------

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did
                         -----------------
          depose and state that he signed the foregoing Amendment Number One to the Avondale Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                               /s/ THOMAS M. KITCHEN
                                               ---------------------
                                               Thomas M. Kitchen



          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 19th DAY
                         ----
          OF April, 1996.
             -----

          /s/ A. BLOMKALNS
          ----------------
          NOTARY PUBLIC